Portions of this exhibit marked [*] are requested to be treated confidentially.

THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD OR OFFERED FOR SALE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXCEPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

OPTION TO PURCHASE SHARES OF COMMON STOCK

Issue Date:	November 17, 2010
Expiration Date:	July 30, 2011
Number of Shares subject to Option:	[*]
Option Purchase Price:	[*]% X $[*] X [*] = $[*]
Exercise Price:	$[*]
Holder:	HSW International, Inc.

 FOR VALUE RECEIVED, Sharecare, Inc., a Delaware corporation (the “Company”), hereby grants to  the Holder named above (the “Holder”) the right to purchase from the Company up to the number of shares of the Company’s common stock subject to this option (this “Option”) as set forth above (the “Option Shares”).  By acceptance of this Option, the Holder agrees to all the terms and conditions hereof.

1. Option Shares; Exercise Price; Payment.  Holder has purchased this Option from the Company in exchange for payment of the Option Purchase Price set forth above (the “Purchase Price”), which amount has been received by the Company.  This Option is exercisable for up to the number of Option Shares set forth above, at the per share exercise price set forth above (the “Exercise Price”).

2. Exercise Period.  This Option may be exercised at any time during the period commencing on the Issue Date identified above and ending at 5:00 p.m., Atlanta local time, on the Expiration Date identified above, unless sooner terminated in accordance with the provisions hereof (the “Exercise Period”).

3. Method of Exercise.  This Option may be exercised in as to all of the Option Shares, but no less than all of the Option Shares, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder): (a) an executed Notice of Exercise in the form attached hereto as Exhibit A; (b) payment in United States dollars by check or wire transfer in readily available funds of the aggregate Exercise Price of the Option Shares to be purchased (except as provided in the next sentence); and (c) this Option.  Upon exercise of this Option, the Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver to the Holder of this Option a certificate or certificates for the total number of Option Shares for which this Option is being exercised in the name of Holder.

[*] Confidential treatment requested; certain information omitted and filed separately with the SEC.

4. Company Agreements.

(a) The Company covenants and agrees that all shares issuable and deliverable to Holder upon exercise of the Option shall, upon issuance and the payment of the Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable, and shall be free from all taxes, liens, and charges with respect to the issuance thereof (other than any encumbrances created by or imposed upon the Holder), and shall have the same rights, preferences and privileges, and be subject to the same restrictions, as the Option Shares generally.

(b) The Company further covenants and agrees that during the period within which the Option evidenced hereby may be exercised, the Company will at all times reserve such number of shares as may be sufficient to permit the exercise in full of the Option hereby.

(c) The Company will use reasonable commercial efforts to take all such action to assure that such shares of Option Shares may be issued as provided herein without violation of any applicable law or regulation.

(d) If this Option is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

5. No Fractional Shares; Share Certificates.  No fractional shares shall be issued upon exercise of this Option.  If upon exercise of this Option a fractional share results, the Company shall pay the Holder the cash value of that fractional share based on the Exercise Price.  The certificates representing any shares purchased upon exercise of this Option shall be delivered to the Holder as soon as practicable after surrender of this Option to the Company (but in no event later than five (5) calendar days after the date of exercise).

6. Adjustment of Exercise Price and Number of Shares.  The initial Exercise Price per share shall be subject to adjustment from time to time as hereinafter provided.  Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Exercise Price immediately preceding such adjustment by the Exercise Price resulting from such adjustment.

(a) Subdivision or Combination of Option Shares.  If the Company at any time subdivides its outstanding shares of Option Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, if the outstanding shares of Option Shares shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

(b) Stock Dividends.  If at any time or from time to time the holders of Option Shares (or any shares of stock or other securities at the time receivable upon the exercise of this Option) shall have received or become entitled to receive, without payment therefor, additional shares of Option Shares, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Option Shares, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, then and in each such case, Holder hereof shall, upon the exercise of this Option, be entitled to receive, in addition to the number of shares of Option Shares receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities which such Holder would hold on the date of such exercise had it been the holder of record of such Option Shares as of the date on which holders of Option Shares received or became entitled to receive such shares and/or all other additional stock and other securities.

(c) Reorganization, Reclassification, Consolidation, Merger.  If any capital reorganization or reclassification of the capital stock of the Company, shall be effected, then, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Option Shares of the Company immediately theretofore issuable upon exercise or the Options, such shares of stock, securities or properties (including cash paid as partial consideration) (collectively, the “Substitute Securities”) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Option Shares equal to the number of shares of Option Shares issuable upon exercise of the Option immediately prior to such reorganization, or reclassification, and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any Substitute Securities thereafter deliverable upon the exercise thereof.  The above provisions of this Section 6(c) shall similarly apply to successive reorganizations and reclassification.

(d) Adjustments; Generally.  The form of this Option need not be changed because of any adjustment pursuant to this Section 6.  Upon the occurrence of each adjustment pursuant to this Section 6, the Company shall promptly provide to Holder a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number of Option Shares or other securities issuable upon exercise of this Option (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.

7. No Stockholder Rights.  Nothing contained herein shall be construed as conferring upon the Holder or any other person any rights, preferences or privileges as a stockholder of the Company, until and only to the extent that this Option is exercised for Option Shares.

8. Restrictions on Transfer.  Holder hereby acknowledges that neither this Option nor the shares of Option Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, as amended (“Blue Sky Laws”).  Holder represents that this Option has been acquired for investment purposes and not with a view to distribution or resale and acknowledges that this Option may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (a) an effective registration statement for such Option under the Securities Act and such applicable Blue Sky Laws or (b) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws.  Transfer of the Option Shares issued upon the exercise of this Option shall be restricted in the same manner and to the same extent as the Option and the other shares of the Company and the certificates, if any, representing such shares of Option Shares shall bear substantially the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (a) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (b) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

THE SHARES SUBJECT TO THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS PURSUANT TO THE TERMS OF THE COMPANY’S (a) INVESTORS’ RIGHTS AGREEMENT, (b) RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT, (c) REGISTRATION RIGHTS AGREEMENT AND (d) VOTING AGREEMENT, EACH DATED AS OF OCTOBER 30, 2009.  COPIES OF THESE AGREEMENTS MAY BE OBTAINED FROM THE COMPANY’S ASST. SECRETARY.

9. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(i) This Option shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware.

(ii) Any action brought by any party under or in relation to this Option, including without limitation to interpret or enforce any provision of this Option, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in New Castle County, Delaware.

(iii) THE PARTIES TO THIS OPTION HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS OPTION AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.

(b) LIMITATION OF DAMAGES.  UNDER NO CIRCUMSTANCES WILL ANY PARTY, ITS AFFILIATES, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS BE LIABLE TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS OPTION OR ITS PERFORMANCE HEREUNDER, INCLUDING LOST PROFITS REGARDLESS OF WHETHER SUCH DAMAGES COULD HAVE BEEN FORESEEN OR PREVENTED BY THE PARTY OR ITS AFFILIATES.

(c) Amendment and Waiver.  This Option may be amended or modified, and the obligations of the Company and the rights of the holders of the Options may be waived, only upon the written consent of the Company and the Holder.

(d) Successors and Assigns.

(i) The rights under this Option may only be assigned by Holder in accordance with all of the terms and conditions of this Option and the Investors’ Rights Agreement, Right of First Refusal and Co-Sale Agreement, Registration Rights Agreement, and Voting Agreement of the Company (collectively, the “Investment Documents”) applicable to transfers of shares of Option Shares generally.

(ii) Any assignment of rights permitted hereunder to any assignee or transferee shall only be effective if (A) the transferor, within 10 days after such transfer, furnishes to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned and (B) such transferee agrees to be subject to the transfer and other restrictions set forth in this Option and in the other Investment Documents (to the extent required by the terms of such Investment Documents).  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their permitted successors, assigns, heirs, executors, and administrators; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of this Option specifying the full name and address of the transferee, the Company may deem and treat the person or entity listed as the holder of this Option in its records as the absolute owner and holder of this Option for all purposes, including the payment of dividends or any redemption price.

(e) Waiver; Delays or Omissions.  No waivers of any breach of this Option extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.  It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default, or noncompliance by another party under this Option, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default, or noncompliance, or any acquiescence therein, or of or in any similar breach, default, or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default, or noncompliance under this Option or any waiver on such party’s part of any provisions or conditions of this Option must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Option by law, or otherwise afforded to any party, shall be cumulative and not alternative.

(f) Entire Agreement.  This Option constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, Optionies, covenants and agreements, except as specifically set forth herein and therein.  Each party expressly represents and Options that it is not relying on any oral or written representations, Optionies, covenants or agreements outside of this Option.

(g) Severability.  If one or more of the provisions of this Option should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Option, and this Option shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(h) Notices.  All notices required or permitted hereunder shall be in writing and shall be delivered by: (i) electronic mail during normal business hours, as evidenced by electronic records of transmission; (ii) facsimile transmission during normal business hours, as evidenced by facsimile confirmation; (iii) registered or certified mail with the U.S. postal service, postage prepaid, as evidenced by a return receipt or other records of the postal service; or (iv) correspondence through a nationally recognized overnight courier, as evidenced by the records of such courier.  All notices shall be effective upon delivery as shown by the applicable evidence.  All communications to the Holder shall be sent to the address as set forth in the records of the Company.  The Company shall at all times keep a record of the Holder’s contact information.  The Company shall provide such information to Holder within two days of a written request.  Holder may change its address and other contact information by written notice delivered to the Asst. Secretary of the Company.  All communications to the Company shall be sent to the address set forth on the signature page hereto.  The Company may change its contact information at any time with written notice to Holder, which shall be provided at least ten days prior to such change.

(i) Counterparts.  This Option may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(j) Titles and Subtitles.  The titles of the sections and subsections of this Option are for convenience of reference only and are not to be considered in construing this Option.

(k) Pronouns.  All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[Signatures are on the following page]

IN WITNESS WHEREOF, the parties have executed this Option as of the date first written above.

“COMPANY”:

SHARECARE, INC.

By:      /s/Colin Daniel

Colin Daniel
                Vice President, Finance

Address:                Sharecare, Inc.
                                Terminus 100
                                3280 Peachtree Road Suite 600
                                Tel:           (404) 835-5718
Fax:           (914) 931-4702

“HOLDER”:

HSW INTERNATIONAL, INC.

By:         /s/ Bradley T. Zimmer

Bradley T. Zimmer
                Executive Vice President & General Counsel